SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 27, 1998


                                 KAYE GROUP INC.

             (Exact name of registrant as specified in its charter)


         Delaware                   0-21988                     13-3719772
(State of other jurisdiction      (Commission                  IRS Employer
of incorporation)                  File Number)              Identification No.)


                              122 East 42nd Street
                              New York, N.Y. 10168
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (212) 338-2100







Total number of pages filed including cover and under pages:  5

                                 KAYE GROUP INC.

                                      INDEX




Item 5. Other Events

          Kaye Group Inc. (the "Company") announced on May 27, 1998 the dissolution of its largest stockholder.

          A Press Release announcing the actions described above was issued by the Company on May 27, 1998 and is attached hereto as Exhibit 99.4.

Item 7. Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

               99.4 Press Release dated May 27, 1998, issued by the Company.